UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 28, 2022 (February 28, 2022)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CYH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2022, CHSPSC, LLC, a wholly-owned subsidiary of Community Health Systems, Inc. (the “Company”), entered into a retainer agreement (the “Retainer Agreement”) with Benjamin C. Fordham, the retiring Executive Vice President, General Counsel and Assistant Secretary. Mr. Fordham retired effective February 28, 2022. Pursuant to the Retainer Agreement, Mr. Fordham will provide certain consulting services related to legal matters as requested by Tim L. Hingtgen, Chief Executive Officer and/or his designee. The term of the Retainer Agreement will be March 1, 2022 to December 31, 2024. During the term of the Retainer Agreement, Mr. Fordham will be entitled to receive consulting fees of $25,000 per month and will be subject to certain restrictions on solicitation and conflicts of interest with CHSPSC, LLC or its affiliates. In addition, his previously granted stock options will remain in effect in accordance with the applicable terms of their grant. He will also continue to vest in previously granted restricted stock of the Company in accordance with the applicable vesting schedule.

The foregoing summary of the Retainer Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Retainer Agreement, which is filed as Exhibit 10.1 hereto and incorporated into this report by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following items are included as Exhibits to this Form 8-K and incorporated herein by reference:

Exhibit No.	Description

10.1	Retainer Agreement, dated February 28, 2022, by and between CHSPSC, LLC and Benjamin C. Fordham.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2022	COMMUNITY HEALTH SYSTEMS, INC.
(Registrant)

	By:	/s/ Tim L. Hingtgen
Tim L. Hingtgen
Chief Executive Officer and Director
(principal executive officer)